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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-51043 of JDA Software Group, Inc. and subsidiaries on Form S-3 of our report dated January 28, 1998, appearing in the Annual Report on Form 10-K of JDA Software Group Inc., and subsidiaries for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


Phoenix, Arizona

May 5, 1998